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                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            The Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(a)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         ADVANCED NUTRACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-8(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
          NOT APPLICABLE
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     (2)  Aggregate number of securities to which transaction applies:
          NOT APPLICABLE
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
          NOT APPLICABLE
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     (4)  Proposed maximum aggregate value of transaction:  NOT APPLICABLE
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     (5)  Total fee paid:  NOT APPLICABLE
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  NOT APPLICABLE
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     (2)  Form, Schedule or Registration Statement No.:  NOT APPLICABLE
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     (3)  Filing Party:  NOT APPLICABLE
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     (4)  Date Filed:  NOT APPLICABLE
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                                 Filer: Advanced Nutraceuticals, Inc.
                                 Pursuant to Rule 14a-12 under the
                                 Securities Exchange Act of 1934
                                 Subject Company: Advanced Nutraceuticals, Inc. Commission File No. 0-26362


On May 9, 2001, Advanced Nutraceuticals, Inc. ("ANII") issued the following press release:


                         ADVANCED NUTRACEUTICALS, INC.
      ANNOUNCES PROPOSED ACQUISITION OF OPERATIONS OF YORK PHARMACEUTICAL
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     Houston, May 9, 2001 - Advanced Nutraceuticals, Inc (Nasdaq symbol: ANIIC), announced today that it is in advanced stages of negotiations to acquire the over the counter pharmaceutical manufacturing operations and certain related net assets of York Pharmaceutical, Incorporated ("York"). York is a privately held entity with its corporate headquarters in Kansas City, KS. Upon finalization of the acquisition, the acquired operations and assets of York would be relocated to ANI's 132,000-sq. ft. manufacturing facility in Gulfport, MS, which is in the same line of business.

     The proposed acquisition would consolidate in one facility, two established over the counter pharmaceutical manufacturers with over one-hundred years of combined experience in producing high quality, price competitive products. The proposed transaction would be consummated with ANI convertible preferred stock and additional potential stock subject to the terms of an earn-out. Terms of the transaction are subject to finalizing certain matters before an agreement would be entered into, as well as completion of due diligence and approvals of each of the companies' Boards. The combined facility will continue to offer a broad range of products including liquid antacids, analgesic tablets, cough and cold syrups and elixirs, acetaminophen elixirs, baby and medicated powders, antifungal powders and other consumer products. ANI, through its Bactolac Pharmaceutical, Inc., subsidiary in Hauppauge, NY, manufactures a comprehensive assortment of vitamin, mineral and nutritional supplement products.

     Gregory Pusey, Chairman of Advanced Nutraceuticals, commented, " We are optimistic about the expanded sales, customer and product base the acquisition of York would bring to our operation in Gulfport, MS. This would be another step of our consolidation and integration program in the nutraceutical and pharmaceutical industry."

     ANI had previously announced the agreement to sell its NFLI related subsidiaries engaged in the network marketing business. Closing of the NFLI sale is subject to approval of the ANI shareholders, among other items, and is anticipated to occur on or about May 31, 2001.

     Advanced Nutraceuticals, Inc. is a holding company that conducts operations through Nutrition For Life International, Inc. and Bactolac Pharmaceutical, Inc. Nutrition For Life International, Inc. develops, markets and sells an extensive product line of nutritional supplements and other consumer products through its network of independent distributors. Bactolac Pharmaceutical, Inc. and ASHCO, a division of Bactolac Pharmaceutical, Inc., are manufacturers of nutraceutical and pharmaceutical products.

           FOR ADDITIONAL INFO CALL JEFF McGONEGAL AT 303/660-9583
                         OR GREG PUSEY AT 303/722-4008

===============================================================================

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This press release includes "forward looking statements" as defined by the
Securities and Exchange Commission (the "SEC"). Such statements are those concerning the Company's proposed business combination and expectations for future operations. All statements, other than statements of historical fact, included in the press release that address activities, events or developments that the companies believe or anticipate will or may occur in the future are forward-looking statements. This includes completion of the proposed business combination and other matters. These statements are based on certain assumptions made based on experience, expected future developments and other factors ANII believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the companies. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Furthermore, ANII does not intend (and is not obligated) to update publicly any forward-looking statements.

SHAREHOLDERS OF ANII AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT WILL BE FILED WITH THE SEC BY ANII. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY ANII WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. The proxy statement may also be obtained from ANII by directing such request to Advanced Nutraceuticals, Inc. at 9101 Jameel, Houston, Texas 77040, telephone (713) 460-1976. ANII, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from ANII's shareholders in connection with the proposed business combination. Information regarding such persons and a description of their interests in the proposed business combination is contained in ANII's filing with the SEC under Rule 14a-12 on May 9, 2001.


                  CERTAIN INFORMATION CONCERNING PARTICIPANTS

ANII, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from ANII's shareholders. The participants in such solicitation may include the directors of ANII: F. Wayne Ballenger, David P. Bertrand (President and CEO of
NFLI), M. F. Florence, Jana Mitcham (Secretary and Executive Vice President and Secretary of NFLI), Gregory Pusey, Pailla M. Reddy and Neil Sirkin and the following executive officers of ANII and NFLI: John R. Brown, Jr. (Vice President-Finance and Treasurer), Jeffrey G. McGonegal (Senior Vice President-Finance).

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